UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                           --------------------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 29, 2008

                           --------------------------



                              BRIDGE BANCORP, INC.
           (Exact name of the registrant as specified in its charter)

                           --------------------------


         New York                        000-18546              11-2934195
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
incorporation or organization)                               Identification No.)

                 2200 Montauk Highway
               Bridgehampton, New York                          11932
       (Address of principal executive offices)              (Zip Code)


                                 (631) 537-1000
                         (Registrant's telephone number)

                                       N/A
          (Former name or former address, if changed since last report)
                           --------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

------ -------------------------------------------------------------------------
 [ ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)
------ -------------------------------------------------------------------------
 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
------ -------------------------------------------------------------------------
 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
------ -------------------------------------------------------------------------
 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)
------ -------------------------------------------------------------------------

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         On January 29, 2008, Emanuel Arturi was appointed to the Board of Directors of Bridge Bancorp, Inc. (the "Company") and its wholly owned subsidiary, The Bridgehampton National Bank (the "Bank"). There have been no transactions between the Company (or the Bank) and Mr. Arturi of a nature reportable pursuant to Section 404(a) of SEC Regulation S-K.

         A copy of the press release announcing the appointment is attached hereto as Exhibit 99.1.


Item 9.01.        Financial Statements and Exhibits

        (a) Not applicable.
        (b) Not applicable.
        (c) Not applicable.
        (d) Exhibits.

                  Exhibit No.               Description
                  -----------               -----------
                  99.1                      Press Release Dated February 1, 2008

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Bridge Bancorp, Inc.
                                           (Registrant)



                                           /s/ Kevin O'Connor
                                           -----------------------
                                           Kevin O'Connor
                                           President and Chief Executive Officer


Dated:  February 1, 2008